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Exhibit 10.25Q

EIGHTEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Eighteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, the parties under the Ninth Amendment to the Agreement, amended the Agreement to provide for Precision eMail™ as a Recurring Service and related pricing; and

Whereas, the parties have, pursuant to the foregoing, entered into good faith negotiation and discovery related to Customer's purchase of a new Precisions eMail™ bundle and the pricing related thereto; and

Whereas, as a result of the discussions described herein, the parties agree to amend the Agreement as provided herein.

Now Therefore, CSG and Customer agree to the following as of April 1, 2011 (the "Effective Date")

1.    Pursuant to the Ninth Amendment to the Agreement executed by CSG and Customer dated January 10, 2010 (CSG document no. 2301479) (the "Ninth Amendment"), Customer has requested and CSG has agreed to provide an additional ****** Precision eMail™ bundle at the ********** bundle level.  As a result, pursuant to Note 2 of Section 2 of the Ninth Amendment, the ****** Subscription Fee for the Precision eMail™ is ******.

2.    CSG and Customer have discussed the stated fees for the ********** level ****** Precision eMail™ bundle and have agreed, ** ** ********* *** ********'* ********* *** ** *** Precision eMail™ service, to ******** ** $********* the fees specified in the Ninth Amendment, for this annual ********** bundle, as a ******** ********.  For clarification purposes, the ********* *** *** *** ********** Precision eMail™ bundle was $*********** **** *** ********* ******** ** $********** *** ***** ******* ******* for the ********** ********* ****** ****** in the amount of $********* as the ***** ****** ****** *** from Charter, for the ****** ******** ******, in accordance with the terms of the Agreement.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Christopher A. Hill	By: /s/ Michael J. Henderson
Title: VP Bus. Dev	Title: EVP Sales & Marketing
Name: Christopher A. Hill	Name: Michael J. Henderson
Date: 6/2/2011	Date: 6/6/11